SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST REPORTED EVENT - March 30, 2000



                        SMART GAMES INTERACTIVE, INC.
            (Exact name of Registrant as specified in its charter)




        Delaware                   000-23672                 34-1692323
(State or other jurisdiction of   (Commission               (IRS Employer
incorporation or organization)   File Number)          Identification Number)


                            1612 NORTH OSCEOLA AVENUE
                            CLEARWATER, FLORIDA 33755
            (Address of Registrant's principal executive offices)

                                (727) 443-3434
             (Registrant's telephone number, including area code)

                                (727) 443-5240
             (Registrant's facsimile number, including area code)


                             2075 Case Parkway South
                              Twinsburg, OH. 44087
         (Former name or former address, if changed since last report)

ITEM 1.

CHANGE IN CONTROL OF REGISTRANT

Sale of a Majority Interest

      On March 30, 2000, the board of directors unanimously approved the sale of 15,000,000 newly issued shares of the Registrant's $0.0002 par value common stock to Tobem Investments Limited ("Tobem") for a price of $0.005 per share, or $75,000 in the aggregate. The offer and sale to Tobem were made in reliance on the exemption from registration set forth in Securities and Exchange Commission Regulation S and the $75,000 purchase price was paid to the Registrant in cash from funds belonging to Tobem. The shares issued to Tobem in connection with the transaction are "restricted securities" as that term is defined in Securities and Exchange Commission Rule 144 and all certificates representing such shares have been imprinted with an appropriate restrictive legend. Prior to the transaction, neither Tobem nor any of its officers, directors or affiliates had any direct or indirect interest in the Registrant.

      After giving effect to the Tobem transaction, the Registrant has a total of 27,648,244 shares of common stock issued and outstanding and the 15,000,000 shares of common stock held by Tobem represent approximately 54% of the total voting power held by all stockholders of the Registrant. In light of the foregoing, it is anticipated that Tobem will have sufficient voting power to elect all members of Registrant's Board of Directors and control substantially all corporate actions and decisions for an indefinite period of time. As a result, the other stockholders will not have an effective voice in the management of the Registrant.

Changes in Board of Directors

      In connection with the sale of a majority interest to Tobem, the board of directors appointed Tobem's nominee, Sally A. Fonner of Clearwater, Florida, to serve as a member of the Registrant's board of directors until the next annual meeting of the stockholders, or until her successor is elected and qualified. The board of directors also amended Article II, Section 2 of the Registrant's By-laws to read in its entirety as follows:

     Section 2. Number, Method of Election Terms of Office of Directors. The total number of Directors constituting the entire Board of Directors shall be not less than one (1) nor more than nine (9), with the then-authorized number of Directors being fixed from time to time solely by or pursuant to a resolution passed by the Board of Directors, provided, however, that the total number of Directors shall be not less than three (3) during any period when the total stockholders' equity of the Corporation exceeds $100,000. Each Director shall hold office until he resigns from office, is removed from office by the affirmative vote of the holders of a majority in interest of the Corporation's common stock or his successor is elected and qualified.

      After approving the stock sale to Tobem, the appointment of Ms. Fonner to serve as a member of the board of directors and the amendment of the by-laws, James Chuma, Peter Waite and Donald Miller resigned their respective positions as members of the Registrant's board of directors effective immediately.

      For most of the last 15 years, Ms. Fonner has worked as an independently employed business consultant. She graduated from Stephens University in 1969 with a Bachelor of Arts Degree in Social Systems. After a stint in the private sector, Ms. Fonner returned to further her education and obtained her MBA Degree from the Executive Program of the University of Illinois in 1979. For the past five years Ms. Fonner has been engaged in the complex field of restructuring public companies and arranging business combination transactions. Ms. Fonner has previously served as the sole director of and arranged business combinations for the following public companies:

o     Telemetrix, Inc. (TLXT), f/k/a Arnox Corporation.
o     eNote.com, Inc. (ENOT), f/k/a Webcor Electronics, Inc.
o Dupont Direct Financial Holdings, Inc. (DIRX) f/k/a Marci International Imports, Inc.
o     Liberty Group Holdings, Inc. (LGHI), f/k/a Bio Response, Inc.

      Ms. Fonner has no power to direct or cause the direction of the management and policies of Tobem, whether through the ownership of voting securities, by contract or otherwise. Except as described below, Sally A. Fonner has no direct or indirect ownership or other interest in the shares of the Registrant's common stock purchased by Tobem.

Project Management Agreement

      On March 31, 2000, the Registrant and Tobem entered into a Project Management Agreement (the "PMA") with Capston Network Company ("Capston"), a Delaware corporation owned by Ms. Fonner, the sole member of the Registrant's board of directors. Under the PMA, Capston is specifically authorized and obligated to (i) manage the ministerial accounting and administrative functions associated with preparing and filing the Registrant's required reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) negotiate the payment and/or compromise of the outstanding liabilities of the Registrant,
(iii) locate and negotiate a business combination agreement with a suitable privately held company, and (iv) pay, at its sole risk, the costs and expenses associated with maintaining the Company's status as a reporting issuer under the Exchange Act and locating and investigating business combination opportunities. Capston is also specifically authorized to purchase for its own account or arrange for the sale to third parties of sufficient additional shares of the Company's common stock to provide sufficient cash resources for the satisfaction of the Company's outstanding obligations, provided that the net purchase price payable in connection with the issuance of additional shares shall not be less than $0.01 per share.

     As its principal compensation for services rendered pursuant to the PMA, Tobem has agreed to sell to Capston or its designees 12,000,000 shares of the Registrant's common stock at a price of $0.005 per share, or $60,000 in the aggregate. The purchase price for such shares will be paid to Tobem in cash on before the closing date of a business combination of the type described below. Except as specifically provided in the PMA, Capston and its affiliates will not be entitled to receive any common stock or other securities of the Registrant, or any other options, warrants appreciation rights or similar instruments that will or might entitle Capston or any of its affiliates to receive additional shares of common stock in the future. The PMA also provides that Capston shall be entitled to negotiate a reasonable " acquisition fee" or "non-accountable expense allowance" that will be payable to Capston solely by an unrelated third-party who elects to enter into a business combination with the Registrant. Neither the Registrant nor any of its Stockholders shall have any claim to or interest in any fees or expense allowances that are paid to Capston by any third party.

     The sale of 12,000,000 shares of common stock to Capston under the PMA will not result in the issuance of additional shares by the Registrant. It will, however, reduce the number of shares held by Tobem from 15,000,000 to 3,000,000, and increase the number of shares held by Capston or its designees from zero to 12,000,000. Capston does not presently intend to close on its purchase of shares from Tobem until immediately before the closing of a business combination of the type described below. If Capston changes its plans and closes its purchase of the shares before the closing of a business combination, such a purchase may constitute a change in control.

     Tobem made a $25,000 unsecured loan to Capston in February 2000. Except for the loan, there was no prior relationship between Tobem and Capston. Tobem is not, directly or indirectly, controlling, controlled by or under common control with Capston. Tobem does not have the power to direct or cause the direction of the management and policies of Capston, whether through the ownership of voting securities, by contract or otherwise.

Potential Business Combination

     The successful completion of a business combination of the type described below will likely result in a change of control resulting from the issuance of a large number of shares of the Registrant's authorized and unissued Common Stock. Any such change in control is also likely to result in the resignation or removal of the Registrant's current officers and directors. In such an event, no assurance can be given as to the experience or qualifications of successor management in the operation of the business, assets or property of the combined entity, although it is likely that successor management will have greater experience in the business of the combined entity than Ms. Fonner, Capston and their consultants.

Item 5.

OTHER EVENTS

Proposed Operations

      At the date of this Current Report on Form 8-K, the Registrant has liabilities that are significantly greater than its total assets, and has had no active management or ongoing operations since September 1997. Nevertheless, Capston believes that it may be possible to recover some value for the Shareholders through the implementation of a plan whereby the Registrant will be restructured as a "public shell" for the purpose of effecting a business combination transaction with a suitable privately-held company ("Target Company"). In general, Capston believes the Registrant will offer owners of a Target Company the opportunity to acquire a controlling ownership interest in a public company at substantially less cost than would otherwise be required to conduct an initial public offering.

      Under the plan developed by Capston, the Registrant will be used as a corporate vehicle to seek, investigate and, if the results of such investigation warrant, effect a business combination with an existing Target Company that seeks the perceived advantages of a publicly held corporation. Before such a business combination can be effected, however, there are a number of preliminary steps. The specific actions that Capston intends to take include:

     File Delinquent SEC Reports--the Registrant has not yet filed its Form 10-QSB for the period ended September 30, 1999 or its Form 10-KSB for the year ended December 31, 1999. The Registrant's auditors are presently working on the preparation of its financial statements and it is anticipated that the delinquent Form 10-QSB for the period ended September 30, 1999 will be filed prior to April 20, 2000 and the delinquent Form 10-KSB for the year ended December 31, 1999 will be filed prior to April 30, 1999.

     Negotiate Creditor Agreements-- at December 31, 1998, the Registrant had no material assets and substantial unpaid liabilities. Therefore, the Registrant was insolvent during the entire fiscal year ended December 31, 1999.. Before the Registrant will be suitable for use as a public shell, Capston will need to negotiate the payment and/or compromise of such outstanding liabilities. There can be no assurance that Capston will be able to pay and/or compromise all of the Registrant's liabilities with the available resources of the Registrant. If Capston is unable to negotiate suitable payment or compromise agreements with a significant majority of the Registrant's creditors, it may be impossible to negotiate a business combination with an acceptable Target Company.

     Negotiate Business Combination--if Capston is able to negotiate suitable payment or compromise agreements with the Registrant's creditors, it must then seek, investigate and, if the results of such investigation warrant, attempt to negotiate business combination with an existing Target Company.

     Effect Required Corporate Changes--before proceeding to closing on a proposed business combination, Capston will be required to effect a number of material changes in the Registrant's corporate structure. At the date of this Current Report on Form 8-K, Capston expects that it will be required to:

a. effect a reverse split of at least 1 for 40 and perhaps as much as 1 for 45;
b. authorize the issuance of sufficient shares to facilitate the business combination and the go-forward activities of the combined entities;
c.    change the Registrant's name to a one selected by the Target Company;
d. authorize stock option and other incentive plans for the combined entities; and
e. effect any other reasonable structural changes that are required by the Target Company as a condition of the business combination.

      Since Tobem owns a controlling interest in the Registrant, it is expected that all required changes will be effected with the written consent of Tobem. Under Delaware law, all corporate changes that would otherwise require a stockholder vote may be effected without a meeting and without notice if a majority stockholder consents in writing to the proposed action. Accordingly, it is anticipated that the other shareholders will not have an opportunity to analyze the various business opportunities presented to the Registrant, or to approve or disapprove the terms of any business combination transaction that may be negotiated.

      The Registrant's potential success will be wholly dependent on the efforts and abilities of Ms. Fonner and Capston who will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction with a Target Company. Ms. Fonner and Capston have had limited experience in the proposed business of the Registrant. Although Ms. Fonner and Capston believe that the Registrant will be able to enter into a business combination transaction within 3 to 6 months from the date of this Current Report on Form 8-K, there can be no assurance as to how much time will elapse before a business combination is effected, if ever. The Registrant will not restrict its search to any specific business, industry or geographical location, and the Registrant may participate in a business venture of virtually any kind or nature.

      Ms. Fonner and Capston anticipate that the selection of a Target Company for the Registrant will be complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries, and shortages of available capital, Ms. Fonner and Capston believe that there are numerous privately-held companies seeking the perceived advantages of being a publicly traded corporation. Such perceived advantages include facilitating debt financing or improving the terms on which additional equity may be sought, providing liquidity for the principals of the business, creating a means for providing incentive stock options or similar benefits to key employees, providing liquidity for all Shareholders and other factors.

      Potential business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. Ms. Fonner and Capston anticipate that the Registrant will be able to participate in only one business venture. This lack of diversification will not permit the Registrant to offset losses from one venture against gains from another. Moreover, due to the Registrant's lack of any meaningful financial, managerial or other resources, Ms. Fonner and Capston believe the Company will only be viewed as a suitable business combination partner for companies which have substantially greater financial and managerial resources than the Registrant. Therefore, the Registrant's relative bargaining power may be limited.

Summary Description of Plan

      At the date of this Current Report on Form 8-K, the Registrant has 27,648,244 shares of Common Stock issued and outstanding. Since Tobem and Capston believe that (i) the owners of a Target Company will ordinarily want to control at least 90% of the Registrant's Common Stock upon the completion of a business combination transaction, and (ii) an ultimate capitalization in the 7,000,000 to 12,000,000 share range is ideal for a small public company, Tobem and Capston believe that it will be in the best interest of the Registrant and its Shareholders to effect a reverse split in the range of 1 new share for every 40 to 45 shares presently outstanding. Tobem and Capston believe such action will optimize the number of shares issued and outstanding after a business combination transaction, result in a higher reported market price for the stock of the combined entity, and reduce the market volatility of the stock of the combined entity. These factors, in turn, are expected to enhance the overall perception of the stock among institutional investors and brokerage firms and enhance the combined entity's ability to raise additional equity capital.

      The determination of the number of shares to be issued in connection with a business combination transaction is not an exact science and entails a great deal of subjective business judgment. In arriving at an optimal capital structure for a business combination transaction, Capston will ordinarily evaluate the strengths, weaknesses and growth potential of a Target Company against similarly situated publicly-held companies in the same market segment. Based on this analysis, Capston will then attempt to estimate the stabilized market capitalization that the Target Company can expect to achieve under reasonably foreseeable circumstances. This value will then be risk weighted by an appropriate factor and used to determine the number of shares that can be issued by the Registrant if the goal is to reach a target stabilized stock price of $5 to $10 per share. In the case of a Target Company that can only reasonably expect a stabilized market capitalization of $10 million to $15 million, the number of shares issuable to the owners of the Target Company will be much smaller than would be the case if the Target Company could reasonably expect a stabilized market capitalization of $50 million to $75 million, or more. In any event, Capston does not intend to enter into a transaction where it expects the stabilized market price of the Common Stock to be less than $5 per share. There can be no assurance, however, that Capston will be successful in meeting this performance benchmark, that its subjective business judgments will prove to be accurate or that its estimate of the stabilized market capitalization that a Target Company can expect to achieve will prove to be reasonable.

Pending Discussions

      Capston is presently involved in preliminary negotiations with the owners of an established Chinese language internet portal and a Chinese language internet search engine. While management of the Target Company has expressed a desire to move toward a business combination transaction, the negotiation of a definitive agreement will not be possible until the Registrant's SEC Reports are brought up to date and its liabilities are either paid or compromised. Since there is no assurance that Capston will be able to negotiate suitable payment or compromise agreements with the Registrant's creditors, there is no assurance that the pending discussions will result in the successful conclusion of a business combination or that the common stock of the Registrant will ever have any value.

ITEM 7.

FINANCIAL STATEMENTS AND EXHIBITS

 (c)  Exhibits.

    3.1 Amendment to the By-laws of Smart Games Interactive, Inc. dated March 30, 2000

   10.1 Stock Purchase Agreement and Investment Representation Letter between Tobem Investments Limited and the Registrant dated March 28, 2000

   10.2 Project Management Agreement between the Registrant, Tobem Investments Limited and Capston Network Company dated March 31, 2000

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMART GAMES INTERACTIVE, INC.
April 17, 2000

By:             /s/
   ----------------
Sally A. Fonner, Chief Executive Officer
and Sole Director